UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2023

MidCap Financial Investment Corporation
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-00646	52-2439556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57 th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s telephone number, including area code): (212)
515-3450
None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MFIC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On November 2, 2023 (the “Closing Date”), MidCap Financial Investment Corporation (the “Company”) completed a $402,360,000 term debt securitization (the “2023 Debt Securitization”). Term debt securitizations are also known as a collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements.
On the Closing Date and in connection with the 2023 Debt Securitization, MFIC Bethesda CLO 1 LLC (the “CLO Issuer”), an indirect, wholly-owned, consolidated subsidiary of the Company, entered into a Purchase and Placement Agency Agreement (the “CLO Purchase and Placement Agreement”) with Deutsche Bank Securities Inc., as the initial purchaser (the “Initial Purchaser”) and Apollo Global Securities, LLC (the “Placement Agent”) pursuant to which the Issuer agreed to sell certain of the notes to the Initial Purchaser to be issued as part of the 2023 Debt Securitization pursuant to an indenture by and between the CLO Issuer and Deutsche Bank National Trust Company, as trustee (the “CLO Indenture”).
The notes offered in the 2023 Debt Securitization consist of $232,000,000 of AAA(sf)
Class A-1
Senior Secured Floating Rate Notes due 2035, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 2.40% (the
“Class A-1
Notes”); $16,000,000 of AAA(sf)
Class A-2
Senior Secured Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 2.90% (the
“Class A-2
Notes” and together with the
Class A-1
Notes the “Secured Notes”). Additionally, on the Closing Date, the Issuer will issue $154,360,000 of Subordinated Notes due 2135 (the “Subordinated Notes”), which do not bear interest. The Secured Notes together with the Subordinated Notes are collectively referred to herein as the “Notes”.
The 2023 Debt Securitization is backed by a diversified portfolio of middle-market commercial loans. The Debt is scheduled to mature on October 23, 2035; however the Notes may be redeemed by the Issuer, at the direction of MFIC Bethesda CLO 1 Depositor LLC (“CLO Retention Holder”), a wholly-owned, consolidated subsidiary of the Company, as owner of a Majority of the Subordinated Notes, on any business day after October 23, 2025. The CLO Retention Holder acts as retention holder in connection with the 2023 Debt Securitization for the purposes of satisfying certain U.S. regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the Subordinated Notes. The Company, through the CLO Retention Holder, has retained 100% of the
Class A-2
Notes and the Subordinated Notes issued in the 2023 Debt Securitization.
The CLO Issuer intends to use the proceeds from the 2023 Debt Securitization to, among other things, purchase certain loans (“Collateral Obligations”) on the Closing Date from the Company pursuant to a master loan sale agreement entered into on the Closing Date (the “Loan Sale Agreement”) among the Company, the CLO Retention Holder and the CLO Issuer. Under the terms of the Loan Sale Agreement that provided for the sale of Collateral Obligations to the CLO Issuer, the Company transferred to the CLO Retention Holder, and the CLO Retention Holder transferred to the CLO Issuer, a portion of its ownership interest in the Collateral Obligations securing the 2023 Debt Securitization for the purchase price and other consideration set forth in the Loan Sale Agreement. Following these transfers, CLO Issuer, and not the Retention Holder or the Company, holds all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the Loan Sale Agreement.
The Secured Notes are the secured obligation of the CLO Issuer, the Subordinated Notes are the unsecured obligations of the CLO Issuer, and the CLO Indenture governing the Notes include customary covenants and events of default. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.
The Company serves as collateral manager to the CLO Issuer under a collateral management agreement entered into on the Closing Date (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, so long as the Company is the collateral manager, the collateral management fee will equal 0.0% per annum of the fee basis amount.
The above description of the documentation related to the 2023 Debt Securitization and other arrangements entered into on the Closing Date contained in this Current Report on Form
8-K
do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, including the CLO Purchase and Placement Agreement, the CLO Indenture, the Collateral Management Agreement and the Loan Sale Agreement, attached hereto as Exhibits 10.1, 10.2, 10.3 an 10.4, respectively, and each incorporated into this Current Report on Form
8-K
by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this current report on Form
8-K
is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Purchase and Placement Agency Agreement, dated as of November 2, 2023, by and among MFIC Bethesda CLO 1 LLC, as issuer, Deutsche Bank Securities Inc., as initial purchaser and Apollo Global Securities Inc., as placement agent.

10.2	Indenture, dated as of November 2, 2023, by and between MFIC Bethesda CLO 1 LLC, as issuer and Deutsche Bank National Trust Company, as trustee.

10.3	Collateral Management Agreement, dated as of November 2, 2023, by and between MFIC Bethesda CLO 1 LLC, as issuer, and MidCap Financial Investment Corporation, as collateral manager.

10.4
Master Loan Sale Agreement, dated as of November 2, 2023, by and among MidCap Financial Investment Corporation, as transferor, MFIC Bethesda CLO 1 Depositor LLC, as retention holder and MFIC Bethesda CLO 1 LLC, as issuer.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, MidCap Financial Investment Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Chief Legal Officer and Secretary
Date: November 3, 2023